                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    February 3, 1998
                                                     ---------------------------




                        BURNHAM PACIFIC PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   1-9524                            33-0204162
-------------------------------------------------------------------------------
           (Commission File Number)      (IRS Employer Identification No.)


            610 West Ash Street, San Diego, California       92101
-------------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code: (619) 652-4700
                                                        -----------------------

-------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

ITEM 5 - OTHER EVENTS

     Although none of the following events individually represents a "significant acquisition or event" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, in the aggregate the acquisitions and events exceed ten percent of the assets of the Company as of December 31, 1997. Consequently, this report has been filed for the purpose of providing certain historical and pro forma financial information for the Shopping Center Acquisitions, Leasehold Interest Acquisitions, Sales of Real Estate and the signing of the Joint Venture Agreement described below.


     Shopping Center Acquisitions

     During the period January 1 through September 30, 1998, certain subsidiaries of Burnham Pacific Properties, Inc. (the "Company") acquired 12 retail shopping centers (the "Shopping Center Acquisitions") comprising approximately 1,373,000 square feet of gross leasable area ("GLA") in 4 states, of which the Company purchased approximately 871,000 square feet. These centers, acquired in separate transactions, for an aggregate purchase price of approximately $95,125,000, were financed with a combination of assumed mortgage debt, the issuance of Operating Partnership units and borrowings under the Company's Credit Facility. All of the Centers were acquired from unrelated sellers. The Shopping Center Acquisitions include:

          - Village East Shopping Center, Salem, Oregon*
          - Lake Arrowhead Village, Lake Arrowhead, California*
          - Cruces Norte, Las Cruces, New Mexico
          - Keizer Creekside, Salem, Oregon
          - Park Manor, Bellingham, Washington
          - Mission Plaza, Cathedral City, California
          - Plaza de Monterey, Palm Desert, California
          - Palms to Pines, Palm Desert, California
          - Farmington Village, Aloha, Oregon*
          - Greenway Town Center, Tigard, Oregon*
          - Young's Bay, Warrenton, Oregon*
          - Greentree Plaza, Everett, Washington

     Certain historical financial information with respect to those properties noted with an asterisk ("*") is attached in Item 7 herein. More specific information with respect to each of the Shopping Center Acquisitions follows.

     In February 1998, the Company purchased Village East Shopping Center, a community shopping center in Salem, Oregon. This center is anchored by a 45,000 square-foot Albertson's, a 32,000 square-foot Ross Dress for Less, a 30,000 square-foot Bi-Mart, a 25,000 square-foot Border's Books, and a 12,000 square-foot Big 5 Sporting Goods. The Albertson's and Bi-Mart are not included in the purchase. Total square footage of the center is 210,926, of which the Company acquired

     135,926 square feet. The Company's acquisition cost was approximately $14,825,000 and was financed with a new $7,000,000 7-year mortgage loan bearing interest at 7.54% secured by the shopping center, with the balance coming from borrowings under the Company's Credit Facility.

     In May 1998, the Company purchased Lake Arrowhead Village, a market/drug anchored center in Lake Arrowhead, California. This center is anchored by a 33,580 square-foot Stater Brothers and a 9,000 square-foot Rite Aid (formerly known as Thrifty, Jr.). Total square footage of the center is 221,659, of which the Company purchased 173,507 square feet. The Company's acquisition cost was approximately $31,500,000. The acquisition was financed by the assumption of an approximately $19,615,000 mortgage loan bearing interest at 9.20%, maturing in 2011, the issuance of Operating Partnership units with a value of approximately $10,715,000, with the balance coming from borrowings under the Company's Credit Facility. The issuer of the $19,615,000 mortgage note is a bankruptcy remote, special purpose partnership in which the Company has substantially all economic benefits.

     In June 1998, the Company acquired six properties, in two separate transactions, consisting of (i) Cruces Norte, (ii) Keizer Creekside and
     (iii) Park Manor (the "Powell Portfolio II") and (i) Mission Plaza, (ii) Plaza de Monterey, (iii) Palms to Pines (the "Carver Portfolio").

     Cruces Norte Shopping Center, located in Las Cruces, New Mexico, is anchored by an Albertson's Supermarket (not owned) and contains 73,385 square feet of GLA, of which the Company purchased 24,730 square feet. Keizer Creekside, located in Salem, Oregon, is anchored by an Albertson's Supermarket (not owned) and contains 104,212 square feet of GLA, of which the Company purchased 61,943 square feet. Park Manor, located in Bellingham, Washington, is anchored by an Albertson's Supermarket (not owned) and contains 96,266 square feet of GLA, of which the Company purchased 28,454 square feet. These three properties were acquired for an aggregate purchase price of approximately $10,600,000, including the issuance of Operating Partnership units with a value of approximately $4,100,000 and with the balance coming from borrowings under the Company's Credit Facility.

     Mission Plaza, located in Cathedral City, California, is anchored by a Lucky Supermarket and contains 72,955 square feet of GLA, all purchased by the Company. Plaza de Monterey, located in Palm Desert, California is anchored by a Lucky Supermarket (not owned) and contains 84,480 square feet of GLA, of which the Company purchased 37,482 square feet. Palms to Pines, located in Palm Desert, California, is anchored by a Metropolitan Theater and contains 39,011 square feet of GLA, all purchased by the Company. These three properties were acquired for an aggregate purchase price of approximately $13,100,000, including the issuance of Operating
     Partnership units with a value of approximately $3,300,000, the assumption of a mortgage loan in the amount of approximately $4,000,000 bearing interest at 10.13%, due in September 2000, secured by Plaza de Monterey and with the balance coming from borrowings under the Company's Credit Facility.

     In July 1998, the Company acquired four properties in two separate transactions, consisting of (i) Farmington Village, (ii) Greenway Town Center and (iii) Young's Bay (the "Zimel Portfolio") and Greentree Plaza.

     Farmington Village, located in Aloha, Oregon, is anchored by an Albertson's Supermarket and Bi-Mart (both not owned) and contains 105,247 square feet of GLA, of which the Company purchased 32,740 square feet. Greenway Town Center, located in Warrenton, Oregon, is anchored by Howard's Thriftway Supermarket and a Rite Aid drug store and contains 93,100 square feet of GLA, all purchased by the Company. Young's Bay, located in Warrenton, Oregon, is anchored by a Rite Aid drug store and a Lamont's Apparel and contains 92,443 square feet of GLA, all purchased by the Company. These three properties were acquired for an aggregate price of approximately $15,500,000 and were purchased with borrowings under the Company's Credit Facility.

     Greentree Plaza, located in Everett, Washington, is anchored by a Target and contains 178,932 square feet of GLA, of which the Company purchased 78,676 square feet. The purchase price of approximately $9,600,000 was financed with borrowings under the Company's Credit Facility.

     Leasehold Interest Acquisitions

     In September and October 1998, the Company purchased leasehold interests in a portion of two retail shopping centers for approximately $3,232,000 from an unrelated seller. These acquisitions were financed with borrowings under the Company's Credit Facility. The leasehold interests, located in Salt Lake City, Utah and Lynnwood, Oregon, are for a total of 90,233 square feet of GLA and contain leases with Music Wherehouse and GI Joes, respectively.

     Sales of Real Estate

     In August 1998, the Company sold the parking lot structure of its 1000 Van Ness Project for approximately $13,125,000. Net Proceeds of $7,875,000 were used to reduce borrowings under a construction loan secured by this project, with the remaining proceeds used to reduce borrowings under the Company's Credit Facility. No gain or loss resulted from such sale.

     On December 1, 1998, the Company's Board of Directors approved for sale three non-strategic properties of the Company. Based on the aggregate current net book value at September 30, 1998, of approximately $13,300,000 and an estimated aggregate net sales price of $13,109,000, the Company expects to report an aggregate net loss upon the sale of these three properties of approximately $390,000.

     Joint Venture

     The Operating Partnership of the Company ("Burnham OP") and the state of California

     Public Employees' Retirement System ("CalPERS") are the sole members of a limited liability company, BPP Retail, LLC, whose operating agreement constitutes a joint venture agreement between Burnham OP and CalPERS ("JV"). The LLC agreement, dated August 31, 1998, contemplates that generally CalPERS will have an 80% interest and Burnham OP a 20% interest in the JV, whose purpose is to serve as the vehicle through which the parties invest in neighborhood, community, promotional and specialty retail centers in the Western United States. Burnham OP is the manager of the JV.

     As of October 1, 1998, CalPERS made an initial contribution to the JV of five retail properties in Colorado, Texas and Oregon, valued at approximately $80,000,000, of which it had previously been the sole owner under arrangements with previous advisors. On October 2, 1998, the JV purchased a retail shopping center for approximately $13,310,000. During the first quarter of 1999, Burnham OP intends to contribute properties owned directly by Burnham OP for purposes of its contribution. The LLC agreement contemplates an aggregate $400 million investment by CalPERS and $100 million investment by Burnham OP through the period ending December 31, 1999, and provides for up to $165 million of leverage through mortgage or line of credit borrowings by the JV. Subject to certain qualifications, in making future acquisitions, Burnham OP is committed to offer qualifying retail property investment opportunities to the JV until the parties' respective investment obligations are satisfied, before making such acquisitions solely for its own direct account. There can be no assurance that the investment goals of the JV will be satisfied or that the parties may not agree to expand such goals or to vary their respective 80/20% participation in the JV.

     CalPERS is entitled to a priority return on its investment in the JV before any return is paid to Burnham OP. The priority return is equal to a 5.00% "real" (i.e., inflation adjusted) annual rate of return plus (i) a premium, depending upon the type of property, from 50 basis points on existing shopping center projects to 200 basis points on speculative development projects and 300 basis points on undeveloped land, and (ii) a further premium of up to 60 basis points depending upon the currently anticipated leverage on the properties owned by the JV. Management believes that the actual leverage premium will not exceed 30 basis points.

     Burnham OP will receive specified annual asset management fees, property management fees, leasing, acquisition, disposition and development fees. In addition, after the priority return to CalPERS, Burnham OP will be entitled to receive an incentive distribution equal to 25% of the excess of the real internal rate of return over the real return benchmark.

     The LLC agreement specifies a term of 30 years, contemplates a real estate cycle of nine years, and provides for the cumulative measurement of performance and total return. Accordingly, it is possible that in some years Burnham OP may not receive any distribution (other than the specified fees) with respect to its investment in the JV, because of its return being subordinated to CalPERS' priority return, although shortfalls in any year may be made up by performance in subsequent years. Also under certain circumstances, the return of Burnham OP's capital may be subordinated to the return of CalPERS' capital. While the payment of distributions to Burnham OP are subordinated to the payment of distributions to CalPERS,

     Burnham OP is not responsible to repay distributions that have been paid with respect to any prior period.

     Notwithstanding the specific duration and expected real estate cycle of the JV, either CalPERS or Burnham OP may terminate early the JV upon giving specified advance notice. Subject to certain limitations, either party may also cause the JV to sell any particular property. Also subject to certain limitations, CalPERS may elect to convert its JV interest in one or more designated properties into up to an aggregate of 9.8% of the number of shares of common stock of the Company then outstanding, with the number of shares to be issued to be determined pursuant to a formula based upon a number of factors including the net operating income of the properties involved, debt to market capitalization, weighted cost of debt and the Company's recent stock price at the time of the conversion.

     Under the LLC agreement, Burnham OP is obligated to observe a number of policies established by CalPERS with respect to its investments generally, to consult regularly with CalPERS relative to its policies for real estate investments particularly, to establish an annual business plan for the JV that is subject to CalPERS' approval, to advise CalPERS concerning major developments, and to obtain CalPERS' approval before taking specified major activities with respect to the properties. The fair market value of each property will be determined annually by an independent appraiser selected by CalPERS. CalPERS has the right to terminate Burnham OP as the manager of the JV and as property manager of the JV properties at any time, in which event both parties have the unilateral right to terminate the JV.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements

     Attachment (I) - Village East Shopping Center Historical Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1997, and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X.

     Attachment (II) - Statement of Estimated Taxable Operating Results of Village East Shopping Center and Estimated Cash to be Made Available by Operations of Village East Shopping Center for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

     Attachment (III) - Arrowhead Village ("Lake Arrowhead Village") Historical Summary of Certain Revenues and Certain Expenses for the year ended December 31, 1997, and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X.

     Attachment (IV) - Statement of Estimated Taxable Operating Results of Lake Arrowhead Village and Estimated Cash to be Made Available by Operations of Lake

     Arrowhead Village for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

     Attachment (V) - the Zimel Portfolio Historical Statement of Certain Revenues and Certain Expenses for the year ended December 31, 1997, and related notes and Independent Auditors' Report, filed in accordance with Rule 3.14(a)(1) of Regulation S-X.

     Attachment (VI) - Statement of Estimated Taxable Operating Results of the Zimel Portfolio and Estimated Cash to be Made Available by Operations of the Zimel Portfolio for a Twelve-Month Period (unaudited), filed in accordance with Rule 3.14(a)(2) of Regulation S-X.

     (b) Pro Forma Financial Information

     Attachment (VII) - Burnham Pacific Properties, Inc. Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998, Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the nine months ended September 30, 1998, and notes thereto, filed in accordance with Article 11 of Regulation S-X.

     (c) Exhibits

     23.1 Consent of Deloitte & Touche LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BURNHAM PACIFIC PROPERTIES, INC.


Date: December 23, 1998           By: /s/ Daniel B. Platt
     ---------------------            -----------------------------------------
                                      Daniel B. Platt, Chief Financial Officer

                                                                Attachment (I)

                                VILLAGE EAST CENTER


                      HISTORICAL STATEMENT OF REVENUES AND
                        DIRECT OPERATING EXPENSES FOR THE
                        YEAR ENDED DECEMBER 31, 1997 AND
                          INDEPENDENT AUDITORS' REPORT

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Burnham Pacific Properties, Inc.:

We have audited the accompanying historical statement of revenues and direct operating expenses of Village East Center (the "Center") for the year ended December 31, 1997. This historical statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. It excludes certain material revenues and expenses, described in
Note 1, and is not intended to be a complete presentation of the Center's revenues and expenses.

In our opinion, such historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

San Diego, California
February 27, 1998

VILLAGE EAST SHOPPING CENTER


HISTORICAL STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

REVENUES:
  Rental revenues                                  $  1,073,537
  Common area maintenance revenues                      153,510
                                                   ------------
           Total revenues                             1,227,047
                                                   ------------
DIRECT OPERATING EXPENSES:
  Utilities                                              35,192
  Repairs and maintenance                                40,029
  Gardening and landscaping                              11,067
  Security                                               29,012
  Insurance                                              22,134
  Management fees                                        41,097
  Property taxes and assessments                        119,132
  General and administrative                              3,649
                                                   ------------
           Total direct operating expenses              301,312
                                                   ------------
EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES    $  925,735
                                                   ------------
                                                   ------------



See accompanying note to historical statement of revenues and direct operating expenses.

VILLAGE EAST SHOPPING CENTER

NOTE TO HISTORICAL STATEMENT OF REVENUES
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION - Revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statement of revenues and direct operating expenses relates to the operations of Village East Shopping Center (the "Center") and has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

   Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Center have been excluded from the accompanying historical statement. The excluded revenues consist of nonoperating revenue related to the Center. The excluded expenses consist primarily of interest and depreciation and amortization of the Center. Consequently, the excess of revenues over direct operating expenses as presented is neither intended to be a complete presentation of the Center's historical revenues and expenses nor intended to be comparable to the proposed future operations of the property.

   REVENUE RECOGNITION - Shopping center space is generally leased to retail tenants under various arrangements which are accounted for as operating leases. Minimum rents are recognized on an accrual basis as earned, the result of which does not differ materially from the straight-line basis. Certain leases contain provisions for percentage rents, which are recorded when earned. Reimbursable expenses such as common area maintenance, real estate taxes and insurance are recognized as revenue in the period the applicable costs are accrued.



                                   * * * * * *

                                                                 Attachment (II)

                        BURNHAM PACIFIC PROPERTIES, INC.
               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS OF
           VILLAGE EAST SHOPPING CENTER AND ESTIMATED CASH TO BE MADE
           AVAILABLE BY OPERATIONS OF VILLAGE EAST SHOPPING CENTER FOR
                              A TWELVE-MONTH PERIOD
                                   (UNAUDITED)



                                                               (in thousands)
REVENUES
Rents                                                             $   1,074
Reimbursed Expenses                                                     154
                                                                  ---------
    Total                                                             1,228
                                                                  ---------
COSTS AND EXPENSES
Rental Operating Expense                                                301
Depreciation                                                            329
                                                                  ---------
    Total                                                               630
                                                                  ---------
Estimated Taxable Operating Income                                      598
Add Back Depreciation                                                   329
                                                                  ---------
Estimated Cash to be Made Available by Operations                 $     927
                                                                  ---------
                                                                  ---------


Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of Village East Shopping Center for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.

                                                            Attachment (III)


                                ARROWHEAD VILLAGE



                        HISTORICAL SUMMARY OF CERTAIN REVENUES
                            AND CERTAIN EXPENSES FOR THE
                          YEAR ENDED DECEMBER 31, 1997 AND
                            INDEPENDENT AUDITORS' REPORT

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Burnham Pacific Properties, Inc.:

We have audited the accompanying historical summary of certain revenues and certain expenses (defined as operating revenues less direct operating expenses) of Arrowhead Village (the "Center") for the year ended December 31, 1997. This historical summary is the responsibility of the Center's management. Our responsibility is to express an opinion on this historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary of certain revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary of certain revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary of certain revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary of certain revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Material amounts, described in Note 1 to the historical summary of certain revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Center are excluded, and the summary is not intended to be a complete presentation of the Center s revenues and expenses.

In our opinion, such historical summary of certain revenues and certain expenses presents fairly, in all material respects, the summary of certain revenues and certain expenses as defined in Note 1, of the Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

San Diego, California
February 27, 1998

ARROWHEAD VILLAGE


HISTORICAL SUMMARY OF CERTAIN REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

REVENUES:
  Rental revenues (Note 2)                         $  2,982,076
  Common area maintenance revenues                    1,391,534
                                                   ------------
           Total revenues                             4,373,610
                                                   ------------
CERTAIN OPERATING EXPENSES:
  Repairs and maintenance                               493,831
  Property taxes                                        347,200
  General and administrative                            293,208
  Utilities                                             220,016
  Insurance                                             103,379
  Security                                               89,442
  Management fees                                        79,348
  Landscaping                                            76,192
                                                   ------------
           Total direct operating expenses            1,702,616
                                                   ------------
CERTAIN REVENUES IN EXCESS OF CERTAIN EXPENSES     $  2,670,994
                                                   ------------
                                                   ------------


See accompanying notes to historical statement of certain revenues and certain expenses.

ARROWHEAD VILLAGE

NOTES TO HISTORICAL SUMMARY OF CERTAIN REVENUES
AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION - The historical summary of certain revenues and certain expenses relates to the operations of Arrowhead Village (the "Center") which was acquired by Burnham Pacific Properties, Inc. (the "Company") from an unaffiliated third party. The property is located in Lake Arrowhead, California.

   Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical summary of certain revenues and certain expenses is not representative of the actual operations for the period presented, as certain revenues and certain expenses that may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operation of the Center have been excluded. Revenues excluded consist of late charges, interest income, advertising income and miscellaneous income. Expenses excluded consists primarily of environmental clean-up, depreciation and amortization costs, and interest expense.

2. OPERATING LEASES

   Future minimum rents under the Center's leases, excluding tenant reimbursements as of December 31, 1997, with the remaining lease terms of one to ten years (excluding month-to-month or percentage sales leases), are as follows:


   Year Ending December 31,
      1998                                       $ 2,792,110
      1999                                         2,699,961
      2000                                         2,351,490
      2001                                         1,609,639
      2002                                         1,252,475
      Thereafter                                   3,002,236
                                                 -----------
      Total                                      $13,707,911
                                                 -----------
                                                 -----------

                             * * * * * *

                                                                 Attachment (IV)

                        BURNHAM PACIFIC PROPERTIES, INC.
            STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS OF LAKE
          ARROWHEAD VILLAGE AND ESTIMATED CASH TO BE MADE AVAILABLE BY
         OPERATIONS OF LAKE ARROWHEAD VILLAGE FOR A TWELVE-MONTH PERIOD
                                   (UNAUDITED)


                                                                (in thousands)
REVENUES
Rents                                                             $   2,982
Reimbursed Expenses                                                   1,392
                                                                  ---------
    Total                                                             4,374
                                                                  ---------
COSTS AND EXPENSES
Rental Operating Expense                                              1,703
Depreciation                                                            700
                                                                  ---------
    Total                                                             2,403
                                                                  ---------

Estimated Taxable Operating Income                                    1,971
Add Back Depreciation                                                   700
                                                                  ---------
Estimated Cash to be Made Available by Operations                 $   2,671
                                                                  ---------
                                                                  ---------

Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of Lake Arrowhead Village for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.

                                                           Attachment (V)

                                 ZIMEL PORTFOLIO


                     HISTORICAL STATEMENT OF CERTAIN REVENUES
                        AND CERTAIN EXPENSES FOR THE YEAR
                           ENDED DECEMBER 31, 1997 AND
                           INDEPENDENT AUDITORS' REPORT

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Burnham Pacific Properties, Inc.:

We have audited the accompanying historical statement of certain revenues and certain expenses (defined as operating revenues less direct operating expenses) of Zimel Portfolio (the "Centers") for the year ended December 31, 1997. This historical statement is the responsibility of the Centers' management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement of certain revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement of certain revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement of certain revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of certain revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a report on Form 8-K of Burnham Pacific Properties, Inc.). Material amounts, described in Note 1 to the historical statement of certain revenues and certain expenses, that would not be comparable to those resulting from the proposed future operation of the Centers are excluded, and the statement is not intended to be a complete presentation of the Centers' revenues and expenses.

In our opinion, such historical statement of certain revenues and certain expenses presents fairly, in all material respects, the summary of certain revenues and certain expenses as described in Note 1, of the Centers for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

San Diego, California
July 9, 1998

ZIMEL PORTFOLIO


HISTORICAL STATEMENT OF CERTAIN REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------

REVENUES:
  Rental revenues (Note 2)                         $  1,626,191
  Common area maintenance revenue                       362,213
                                                   ------------
           Total revenues                             1,988,404
                                                   ------------
CERTAIN OPERATING EXPENSES:
  Repairs and maintenance                               217,709
  Property taxes                                        146,742
  Utilities                                              54,773
  Landscaping                                            39,227
  Insurance                                              32,493
  General and administrative                              1,033
                                                   ------------
           Total direct operating expenses              491,977
                                                   ------------
CERTAIN REVENUES IN EXCESS OF CERTAIN  EXPENSES    $  1,496,427
                                                   ------------
                                                   ------------



See accompanying notes to historical statement of certain revenues and certain expenses.

ZIMEL PORTFOLIO

NOTES TO HISTORICAL STATEMENT OF CERTAIN REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BASIS OF PRESENTATION - The historical statement of certain revenues and certain expenses relates to the operations of Zimel Portfolio (the "Centers") which was acquired by Burnham Pacific Properties, Inc. (the "Company") from an unaffiliated third party.

   Zimel Portfolio consists of the following centers:

     Farmington Village             Aloha, Oregon
     Greenway Town Center           Tigard, Oregon
     Youngs Bay Shopping Center     Warrenton, Oregon

   Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statement of certain revenues and certain expenses is not representative of the actual operations for the period presented, as certain revenues and certain expenses that may not be comparable to the revenues and expenses expected to be incurred by the Company in the proposed future operation of the Centers have been excluded. Revenues excluded consist of late charges and miscellaneous income. Expenses excluded consist primarily of depreciation, amortization, interest, and consulting expenses.

2. OPERATING LEASES

   Future minimum rents under the Centers' leases, excluding tenant reimbursements as of December 31, 1997, are as follows:

       YEAR ENDING DECEMBER 31,
         1998                               $1,523,128
         1999                                1,255,604
         2000                                1,094,952
         2001                                  985,136
         2002                                  792,434
         Thereafter                          3,378,964
                                            ----------
         Total                              $9,030,218
                                            ----------
                                            ----------



                              * * * * * *

                                                                 Attachment (VI)

                        BURNHAM PACIFIC PROPERTIES, INC.
             STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS OF THE
           ZIMEL PORTFOLIO AND ESTIMATED CASH TO BE MADE AVAILABLE BY
              OPERATIONS OF THE ZIMEL PORTFOLIO FOR A TWELVE-MONTH
                                     PERIOD
                                   (UNAUDITED)



                                                                (in thousands)
REVENUES
Rents                                                               $ 1,626
Reimbursed Expenses                                                     362
                                                                  ---------
    Total                                                             1,988
                                                                  ---------
COSTS AND EXPENSES
Rental Operating Expense                                                492
Depreciation                                                            378
                                                                  ---------
    Total                                                               870
                                                                  ---------
Estimated Taxable Operating Income                                    1,118
Add Back Depreciation                                                   378
                                                                  ---------
Estimated Cash to be Made Available by Operations                   $ 1,496
                                                                  ---------
                                                                  ---------

Note

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of the Zimel Portfolio for a period of twelve months based on information provided by the seller of the property and by management's independent review of the leases and other documents and does not purport to reflect actual results for any period.

                                                                Attachment (VII)

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to such terms under "Definitions" at F-22).

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the following transactions as if they occurred on September 30, 1998:
(i) the acquisition of the leasehold interest in Ernst-Lynnwood which was completed after September 30, 1998; (ii) the Joint Venture Transactions which were completed or expected to be completed after September 30, 1998; (iii) the pending Sales of Real Estate and the application of the estimated proceeds therefrom to repay indebtedness.

The accompanying unaudited pro forma condensed consolidated statements of income give effect to the following transactions as if they had occurred on the first day of the period presented: (i) the consummation of the 1997 Acquisitions; (ii) the consummation of the 1998 Acquisitions; (iii) the Completed Common Stock Offerings; (iv) the Joint Venture Transactions which were completed or expected to be completed after September 30, 1998; (v) the Pending Sales of Real Estate and (vi) the sale of a 75% joint venture interest in each of Margarita and Ladera (in February 1997 and August 1997, respectively).

The pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN THOUSANDS)


                                                                 JOINT VENTURE        COMPLETED
                                              HISTORICAL(1)      TRANSACTIONS(2)    ACQUISITIONS(3)
                                           -----------------  -----------------   -----------------
 ASSETS
 Real Estate                                $    1,132,408     $      (59,310)    $        2,132
 Less Accumulated Depreciation                     (74,564)             2,639
                                           -----------------  -----------------   -----------------
 Real Estate-Net                                 1,057,844            (56,671)             2,132
                                           -----------------  -----------------   -----------------
 Investment in Unconsolidated Subsidiaries           3,683             30,398
 Cash and Cash Equivalents                           4,563
 Restricted Cash                                     8,908
 Receivables-Net                                     5,554
 Other Assets                                       13,714               (812)
                                           -----------------  -----------------   -----------------
   Total                                    $    1,094,266     $      (27,085)    $        2,132
                                           -----------------  -----------------   -----------------
                                           -----------------  -----------------   -----------------
 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES:
   Accounts Payable and Other               $       21,902     $           --     $           --
   Tenant Security Deposits                          2,937
   Notes Payable                                   402,909
   Line of Credit Advances                         173,899            (27,085)             2,132
                                           -----------------  -----------------   -----------------
   Total Liabilities                               601,647            (27,085)             2,132
                                           -----------------  -----------------   -----------------

 MINORITY INTEREST                                  70,554                 --                 --
                                           -----------------  -----------------   -----------------


 STOCKHOLDERS' EQUITY
 Preferred Stock                                        28                 --                 --
 Common Stock                                          319
 Paid in Capital in Excess of Par                  524,872
 Dividends Paid in Excess of Net Income           (103,154)
                                           -----------------  -----------------   -----------------
     Total Stockholders' Equity                    422,065                 --                 --
                                           -----------------  -----------------   -----------------

 Total                                      $    1,094,266     $      (27,085)    $        2,132
                                           -----------------  -----------------   -----------------
                                           -----------------  -----------------   -----------------


                                                      REAL ESTATE
                                                         SALES(4)          PRO FORMA
                                                   -----------------   -----------------
ASSETS
Real Estate                                        $     (19,266)       $    1,055,964
Less Accumulated Depreciation                              5,970               (65,955)
                                                   -----------------   -----------------
Real Estate-Net                                          (13,296)              990,009
                                                   -----------------   -----------------
Investment in Unconsolidated Subsidiaries                                       34,081
Cash and Cash Equivalents                                                        4,563
Restricted Cash                                                                  8,908
Receivables-Net                                             (224)                5,330
Other Assets                                                (165)               12,737
                                                   -----------------   -----------------
  Total                                            $     (13,685)       $    1,055,628
                                                   -----------------   -----------------
                                                   -----------------   -----------------
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Accounts Payable and Other                       $        (89)        $       21,813
  Tenant Security Deposits                                 (101)                 2,836
  Notes Payable                                                                402,909
  Line of Credit Advances                               (13,109)               135,837
                                                   -----------------   -----------------
  Total Liabilities                                     (13,299)               563,395
                                                   -----------------   -----------------

MINORITY INTEREST                                             -                 70,554
                                                   -----------------   -----------------


STOCKHOLDERS' EQUITY
Preferred Stock                                              -                      28
Common Stock                                                                       319
Paid in Capital in Excess of Par                                               524,872
Dividends Paid in Excess of Net Income                     (386)              (103,540)
                                                   -----------------   -----------------
    Total Stockholders' Equity                             (386)               421,679
                                                   -----------------   -----------------
Total                                              $    (13,685)        $    1,055,628
                                                   -----------------   -----------------
                                                   -----------------   -----------------

--------------------------
1 Reflects the historical condensed consolidated balance sheet of the Company as of September 30, 1998.
2 Reflects the Joint Venture Transactions completed or expected to be completed after September 30, 1998, for an aggregate investment of approximately $30,398,000. The Company's investment was funded with the contribution of real estate assets of the Company with a net book value of approximately $57,000,000. Excess funds contributed by the Company, which are expected to be returned of approximately $27,085,000 were used to repay borrowings under the Company's Credit Facility.
3 Reflects the acquisition of the leasehold interest in Ernst-Lynnwood, which was acquired by the Company after September 30, 1998, for approximately $2,132,000. The acquisition was funded with funds provided under the Company's Credit Facility.
4 Reflects the application of the estimated net proceeds from the pending Sales of Real Estate of approximately $13,109,000 to repay borrowings under the Company's Credit Facility.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                COMPLETED
                                                              COMPLETED        COMMON STOCK      JOINT VENTURE
                                         HISTORICAL(1)      ACQUISITIONS(2)     OFFERING(3)      TRANSACTIONS(4)
                                        ---------------    ---------------    ---------------    ---------------
 REVENUES
 Rents                                   $      95,898       $     5,446       $         --       $     (4,715)
 Management Fees                                                                                         1,025
 Interest                                          633
                                        ---------------    ---------------    ---------------    ---------------
     Total Revenues                             96,531             5,446                 --             (3,690)
                                        ---------------    ---------------    ---------------    ---------------
 COSTS AND EXPENSES
 Interest                                       26,195             2,519             (1,882)            (1,349)
 Rental Operating                               26,222             1,570                                  (898)
 General and Administrative                      3,958
 Depreciation and Amortization                  20,922               910                                (1,221)
                                        ---------------    ---------------    ---------------    ---------------
     Total Costs and Expenses                   77,297             4,999             (1,882)            (3,468)
                                        ---------------    ---------------    ---------------    ---------------
 INCOME FROM OPERATIONS BEFORE
 INCOME FROM UNCONSOLIDATED
   SUBSIDARIES AND
   MINORITY INTEREST                            19,234               447              1,882               (222)

 Income from
    Unconsolidated Subsidiaries                    160                                                   1,298
 Minority Interest                              (3,652)              (22)               (94)               (54)
                                        ---------------    ---------------    ---------------    ---------------
 Net Income                                     15,742               425              1,788              1,022
 Dividends Paid to Preferred
    Stockholders                                (4,200)
                                        ---------------    ---------------    ---------------    ---------------
 INCOME AVAILABLE TO
   COMMON STOCKHOLDERS                   $      11,542       $       425       $      1,788       $      1,022
                                        ---------------    ---------------    ---------------    ---------------
                                        ---------------    ---------------    ---------------    ---------------
 Income Before Extraordinary Item
 Per Share-Basic                         $        0.40
                                        ---------------
                                        ---------------
 Weighted Average Number of
 Shares-Basic                                   29,161
                                        ---------------
                                        ---------------
 Income Before Extraordinary Item
 Per Share-Diluted                       $        0.39
                                        ---------------
                                        ---------------
 Weighted Average Number of
 Shares-Diluted                                 29,349
                                        ---------------
                                        ---------------


                                              REAL ESTATE
                                                SALES(5)         PRO FORMA
                                            ---------------   ---------------
 REVENUES
 Rents                                       $     (1,561)     $     95,068
 Management Fees                                                      1,025
 Interest                                                               633
                                            ---------------   ---------------
     Total Revenues                                (1,561)           96,726
                                            ---------------   ---------------
 COSTS AND EXPENSES
 Interest                                           (653)            24,830
 Rental Operating                                   (500)            26,394
 General and Administrative                                           3,958
 Depreciation and Amortization                      (476)            20,135
                                            ---------------   ---------------
     Total Costs and Expenses                     (1,629)            75,317
                                            ---------------   ---------------
 INCOME FROM OPERATIONS BEFORE
 INCOME FROM UNCONSOLIDATED
   SUBSIDARIES AND
   MINORITY INTEREST                                  68             21,409

 Income from
    Unconsolidated Subsidiaries                                       1,458
 Minority Interest                                    (3)            (3,825)
                                            ---------------   ---------------
 Net Income                                           65             19,042
 Dividends Paid to Preferred
    Stockholders                                                     (4,200)
                                            ---------------   ---------------
 INCOME AVAILABLE TO
   COMMON STOCKHOLDERS                       $        65       $      14,842
                                            ---------------   ---------------
                                            ---------------   ---------------
 Income Before Extraordinary Item
 Per Share-Basic                                               $        0.47
                                                              ---------------
                                                              ---------------
 Weighted Average Number of
 Shares-Basic                                                         31,913
                                                              ---------------
                                                              ---------------
 Income Before Extraordinary Item
 Per Share-Diluted                                             $        0.46
                                                              ---------------
                                                              ---------------
 Weighted Average Number of
 Shares-Diluted                                                       32,104
                                                              ---------------
                                                              ---------------

(1) Reflects the historical condensed statement of income of the Company for the nine months ended September 30, 1998.

(2) Reflects the 1998 Acquisitions as if such transactions had occurred on January 1, 1998. Assumes that the acquisitions were funded with the assumption of approximately $23,615,000 of mortgage indebtedness, bearing a weighted-average interest rate of 9.36%, the incurrence of $7,000,000 of new mortgage indebtedness, bearing a weighted-average interest rate of 7.54%, the issuance of Common Operating Partnership units with an aggregate value of approximately $18,115,000, with the remaining funds provided by borrowings under the Company's Credit Facility at an assumed interest rate of 6.64% (the weighted average interest rate on the Company's Credit Facility at November 1, 1998). Estimated depreciation and amortization expense is based upon the Company's investments in such properties using asset lives of 30 years.

(3) Reflects the application of the proceeds from the 1998 Completed Common Stock Offering to repay borrowings under the Credit Facility bearing an assumed interest rate of 6.64%.

(4) Reflects the Joint Venture Transactions as if such transactions had occurred on January 1, 1998. Anticipated excess funds returned to the Company of approximately $27,085,000 were used to repay indebtedness under the Company's Credit Facility bearing an assumed interest rate of 6.64%.

(5) Reflects the application of the estimated net proceeds from the pending Sales of Real Estate of approximately $13,109,000 to repay indebtedness under the Company's Credit Facility bearing an assumed interest rate of 6.64%.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                               COMPLETED
                                                                        COMPLETED             COMMON STOCK          JOINT VENTURE
                                                HISTORICAL(1)         ACQUISITIONS(2)          OFFERINGS(3)         TRANSACTIONS(4)
                                               ----------------      ----------------       ----------------       ----------------
REVENUES
Rents                                            $     67,413          $      63,631          $         --          $      (6,025)
Management Fees                                                                                                             1,281
Interest                                                  761                      7
                                               ----------------      ----------------       ----------------       ----------------
    Total Revenues                                     68,174                 63,638                    --                 (4,744)
                                               ----------------      ----------------       ----------------       ----------------
COSTS AND EXPENSES
Interest                                               18,472                 27,419                (9,156)                (1,799)
Rental Operating                                       18,716                 17,885                                       (1,353)
General and Administrative                              3,035
Depreciation and Amortization                          15,275                 12,101                                       (1,162)
                                               ----------------      ----------------       ----------------       ----------------
    Total Costs and Expenses                           55,498                 57,405                (9,156)                (4,314)
                                               ----------------      ----------------       ----------------       ----------------

INCOME FROM OPERATIONS BEFORE
INCOME FROM UNCONSOLIDATED
  SUBSIDARIES, MINORITY INTEREST,
  GAIN ON SALES OF REAL ESTATE
  AND EXTRAORDINARY ITEM                               12,676                  6,233                 9,156                   (430)

Gain on Sales of Real Estate                            5,896
Income from
   Unconsolidated Subsidiaries                            223                                                               1,646
Minority Interest                                         (45)                (4,312)                 (458)                   (61)
Extraordinary Item                                        (52)
                                               ----------------      ----------------       ----------------       ----------------
Net Income                                             18,698                  1,921                 8,698                  1,155
Dividends Paid to Preferred
   Stockholders                                            --                 (5,600)                   --                     --
                                               ----------------      ----------------       ----------------       ----------------
INCOME AVAILABLE TO
  COMMON STOCKHOLDERS                                  18,698                 (3,679)                8,698                  1,155
                                               ----------------      ----------------       ----------------       ----------------
                                               ----------------      ----------------       ----------------       ----------------
Income Before Extraordinary Item
Per Share-Basic                                  $       0.88
                                               ----------------
                                               ----------------


Weighted Average Number of
Shares-Basic                                           21,335
                                               ----------------
                                               ----------------

Income Before Extraordinary Item
Per Share-Diluted                                $       0.87
                                               ----------------
                                               ----------------

Weighted Average Number of
Shares-Diluted                                         21,521
                                               ----------------
                                               ----------------





                                                    REAL ESTATE           FINANCING
                                                       SALES(5)         TRANSACTIONS(6)        PRO FORMA
                                                 ----------------      ----------------    ----------------
REVENUES
Rents                                             $     (7,200)          $     (2,035)      $      115,784
Management Fees                                                                                      1,281
Interest                                                   (12)                   (26)                 730
                                                 ----------------      ----------------    ----------------
    Total Revenues                                      (7,212)                (2,061)             117,795
                                                 ----------------      ----------------    ----------------
COSTS AND EXPENSES
Interest                                                (3,402)                  (891)              30,643
Rental Operating                                        (2,203)                  (593)              32,452
General and Administrative                                                                           3,035
Depreciation and Amortization                           (1,548)                  (299)              24,367
                                                 ----------------      ----------------    ----------------
    Total Costs and Expenses                            (7,153)                (1,783)              90,497
                                                 ----------------      ----------------    ----------------

INCOME FROM OPERATIONS BEFORE
INCOME FROM UNCONSOLIDATED
  SUBSIDARIES, MINORITY INTEREST,
  GAIN ON SALES OF REAL ESTATE
  AND EXTRAORDINARY ITEM                                   (59)                  (278)              27,298

Gain on Sales of Real Estate                                                                         5,896
Income from
   Unconsolidated Subsidiaries                                                    292                2,161
Minority Interest                                            3                     (1)              (4,874)
Extraordinary Item                                                                                     (52)
                                                 ----------------      ----------------    ----------------
Net Income                                                 (56)                    13               30,429
Dividends Paid to Preferred
   Stockholders                                             --                     --               (5,600)
                                                 ----------------      ----------------    ----------------
INCOME AVAILABLE TO
  COMMON STOCKHOLDERS                                      (56)                    13               24,829
                                                 ----------------      ----------------    ----------------
                                                 ----------------      ----------------    ----------------

Income Before Extraordinary Item
Per Share-Basic                                                                             $         0.78
                                                                                           ----------------
                                                                                           ----------------

Weighted Average Number of
Shares-Basic                                                                                        31,872
                                                                                           ----------------
                                                                                           ----------------

Income Before Extraordinary Item
Per Share-Diluted                                                                           $         0.78
                                                                                           ----------------
                                                                                           ----------------

Weighted Average Number of
Shares-Diluted                                                                                      31,991
                                                                                           ----------------
                                                                                           ----------------

(1) Reflects the historical condensed consolidated statement of income of the Company for the year ended December 31, 1997.

(2) Reflects the 1997 and 1998 Acquisitions as if such transactions had occurred on January 1, 1997. Assumes that the acquisitions were funded with the assumption of approximately $83,167,000 of mortgage indebtedness, bearing a weighted-average interest rate of 8.74%, the incurrence of $199,226,000 of new mortgage indebtedness, bearing a weighted-average interest rate of 6.95%, $50,000,000 of Preferred Units and $70,000,000 of Series A Preferred Stock, each yielding 8%, the issuance of Common Operating Partnership units with an aggregate value of approximately $26,396,000, with the remaining funds provided by borrowings under the Company's Credit Facility at an assumed interest rate of 6.64%. Estimated depreciation and amortization expense is based upon the Company's investment in such properties using asset lives of 30 years.

(3) Reflects the application of the net proceeds from the completed Common Stock Offerings to repay borrowings under the Credit Facility bearing an assumed interest rate of 6.64%.

(4) Reflects the Joint Venture Transactions as if such transactions had occurred on January 1, 1997. Anticipated excess funds returned to the Company of approximately $27,085,000 were used to repay indebtedness under the Company's Credit Facility bearing an assumed interest rate of 6.64%.

(5) Reflects the application of the proceeds from the sale of the Pacific West Outlet Center in December 1997 for approximately $38,115,000 and the pending Sales of Real Estate of approximately $13,109,000 to repay indebtedness aggregating approximately $51,224,000 under the Company's Credit Facility, bearing an assumed interest rate of 6.64%.

(6) Reflects the Company's sale of a 75% joint venture interest in each of Ladera Shopping Center and Margarita Shopping Center, and the application of the proceeds therefrom to repay indebtedness under the Credit Facility bearing an assumed interest rate of 6.64%, as if such transactions had occurred on January 1, 1997. The joint venture interest in Margarita Shopping Center and Ladera Shopping Center were sold during the first and third quarters of 1997, respectively.

                                   DEFINITIONS


"1997 Acquisitions" means the acquisitions by the Company of:
     i)   The "Downey Portfolio" during January 1997
     ii)  Foothill Plaza during February 1997
     iii) Crenshaw-Imperial Plaza and the "BRE Portfolio" during April 1997
     iv)  The "Sacramento Portfolio" during May 1997
      v)  Olympiad Plaza during June 1997
     vi)  Mountaingate Plaza and the "Powell Portfolio(I)" during October 1997
     vii) The "Golden State Properties", Meridian Village Shopping Center, Simi Valley Plaza and the leasehold interest in Ernst-Redding during December 1997

"1998 Acquisitions" means the acquisitions by the Company of:
     i)   Village East Shopping Center during February 1998
     ii)  Lake Arrowhead Village during May 1998
     iii) The "Powell Portfolio(II)" and the "Carver Portfolio" during June 1998
     iv)  The "Zimel Portfolio" and Greentree Plaza during July 1998
      v)  The leasehold interest in Ernst-Brickyard during September 1998
     vi)  The leasehold interest in Ernst-Lynnwood during October 1998

"BRE Portfolio" means the three retail properties which the Company acquired from BRE Properties, Inc., a real estate investment trust, during April 1997. These properties are Fremont Hub, Central Shopping Center and Santa Fe Springs Plaza.

"Carver Portfolio" means the three retail properties which the Company acquired from an unrelated seller during July 1998. These properties are Mission Plaza, Plaza de Monterey and Palms to Pines.

"Completed Common Stock Offerings" reflects offerings of Common Stock the Company completed in May 1997 and March 1998. In connection with the 1997 offering, the Company repaid borrowings of approximately $73,576,000 with the net proceeds from the sale of 6,325,000 shares of its Common Stock at a price per share of $12.375. In connection with the 1998 offering, the Company repaid borrowings of approximately $113,353,000 with the net proceeds from the sale of 7,475,000 shares of its Common Stock at a price per share of $14.125 and from the issuance of 965,518 shares of its Common Stock to a Unit Investment Trust at a price per share of $14.50.

"Credit Facility" means the Company's $205 million Credit Facility with Nomura Asset Capital Corporation. The Credit Facility is scheduled to mature in November 1999. Of the total facility, $135 million is secured or to be secured by various mortgages and carries an interest rate equal to the London Inter Bank Offer Rate ("LIBOR") plus 1.40%, and $70 million is unsecured and carries an interest rate equal to LIBOR plus 1.50%.

"Downey Portfolio" means the four retail properties in which the Company acquired interests from an affiliate of Downey Savings & Loan, an institutional lender, during January 1997. These properties are Valley Central Shopping Center, Cameron Park Shopping Center, Ontario Village Shopping Center and West Lancaster Plaza.

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"Golden State Properties" means the twenty retail properties which the Company acquired from an unrelated seller during December 1997. The properties are Menifee Town Center, San Marcos Lucky Plaza Center, Westminster Center, Bell Gardens Marketplace, Buena Vista Marketplace, Ralph's Center, Centerwood Plaza, Prospector's Plaza, Santa Rosa Value Center, Fremont Gateway Plaza, Southampton Center, Silver Creek Plaza, Summer Hills Shopping Center, Shasta Crossroads, Creekside Shopping Center, 580 Marketplace, Discovery Plaza, Sunset Center, Hallmark Town Center and Arcade Center.

"Joint Venture Transactions" refers to the Joint Venture ("JV") established between the Operating Partnership of the Company and the State of California Public Employees' Retirement System ("CalPERS") and the following transactions:

     i) The contribution by CalPERS to the JV of five retail properties and the purchase by the JV of one retail property during October 1998.
     ii) The contribution by the Company to the JV of retail properties expected to be completed during the first quarter of 1999.

"Powell Portfolio(I)" means the five retail properties which the Company acquired from an unrelated seller during October 1997. These properties are Chambers Creek, Design Market, Fairwoods Square, Puget Park and Silver Plaza.

"Powell Portfolio(II)" means the three retail properties which the Company acquired from an unrelated seller during June 1998. These properties are Cruces Norte Shopping Center, Keizer Creekside and Park Manor.

"Sacramento Portfolio" means the two retail properties which the Company acquired from an unrelated seller during May 1997. The properties are Stanford Ranch and Auburn Village.

"Zimel Portfolio" means the three retail properties which the Company acquired from an unrelated seller during July 1998. These properties are Farmington Village, Greenway Town Center and Young's Bay.




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